Exhibit 99.1

Contact:	Gary Thompson – Media	Jonathan Halkyard – Investors

	Harrah’s Entertainment, Inc.	Harrah’s Entertainment, Inc.

	(702) 407-6529	(702) 407-6080

Harrah’s Entertainment Reports Results for 2009 Fourth Quarter, Full-Year

•	Revenues decline 7.9 percent from 2008 fourth quarter

•	Fourth-Quarter Property EBITDA declines 7.3 percent

LAS VEGAS – February 25, 2010 – Harrah’s Entertainment, Inc. today reported the following financial results for the 2009 fourth quarter and full year:

HARRAH’S ENTERTAINMENT, INC. Company-wide Results

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$2,099.1	$2,278.4	(7.9)%
Income/(loss) from operations	150.7	(5,348.0)	N/M	(C)
Impairment of goodwill and other non-amortizing intangible assets	(12.3)	(5,489.6)	N/M
Income from operations, before impairment	163.0	141.6	15.1%
Income/(loss) from continuing operations, net of tax (a)	298.3	(4,778.2)	N/M
Property EBITDA	443.1	478.0	(7.3)%
Adjusted EBITDA (b)	418.6	453.6	(7.7)%

(a)	Due to the January 1, 2009, adoption of a recent accounting pronouncement, certain 2008 amounts have been recast to conform to the 2009 presentation throughout this document.
(b)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.
(C)	“N/M” is used to reference a variance compared to a prior period that is Not Meaningful. This reference is used in several tables throughout this document.

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Increase/ (Decrease)
Net revenues	$8,907.4	$9,366.9	$760.1	$10,127.0	(12.0)%
Loss from operations	(607.8)	(4,237.5)	(36.8)	(4,274.3)	85.8%
Impairment of goodwill and other non-amortizing intangible assets	(1,638.0)	(5,489.6)	—	(5,489.6)	N/M
Income/(loss) from operations before impairment	1,030.2	1,252.1	(36.8)	1,215.3	(15.2)%
Income/(loss) from continuing operations, net of tax	846.4	(5,174.7)	(99.4)	(5,274.1)	N/M
Property EBITDA	2,153.6	2,244.9	171.2	2,416.1	(10.9)%
Adjusted EBITDA (a)	2,070.7	2,183.8	172.0	2,355.8	(12.1)%

(a)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

On January 28, 2008, Harrah’s Entertainment was acquired by affiliates of Apollo Global Management, LLC and TPG Capital, LP. Accordingly, we have separated our 2008 historical financial results in the presentations included herein between the Successor period from January 28, 2008, through December 31, 2008, and the Predecessor period from January 1, 2008, through January 27, 2008. However, we have also combined the Successor and Predecessor periods’ results for the year ended December 31, 2008, because company management believes doing so provides a meaningful presentation and a more appropriate comparison to 2009 results.

Property earnings before interest, taxes, depreciation and amortization (Property EBITDA) and Adjusted EBITDA are measurements not in accordance with Generally Accepted Accounting Principles (GAAP) but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to Net income/(loss) and of Net income to Last Twelve Months (LTM) Adjusted EBITDA are attached to this release.

The company’s 2009 fourth-quarter revenues fell 7.9 percent to $2,099.1 million from $2,278.4 million in the 2008 fourth quarter, primarily due to the impact of the recession on customers’ discretionary spending and reduced aggregate demand, which impacted average daily room rates. Income from operations was $150.7 million, compared with a loss from operations of $5,348.0 million in the 2008 fourth quarter. Included in the fourth-quarter 2009 income from operations was a charge of $12.3 million for impairment of non-amortizing intangible assets. Included in the fourth-quarter 2008 loss from operations were $5,489.6 million of charges for impairments of goodwill and other non-amortizing intangible assets. The income from continuing operations, net of tax, for the 2009 fourth quarter was $298.3 million, compared with a loss of $4,778.2 million in the year-ago quarter.

Revenues for the full year of 2009 declined 12.0 percent to $8,907.4 million from $10,127.0 million in the full year of 2008. The loss from operations was $607.8 million in the 2009 full year, compared with a loss from operations of $4,274.3 million in 2008. Income from continuing operations, net of tax, for the full year of 2009 was $846.4 million, compared with loss from continuing operations, net of tax, of $5,274.1 million in 2008. Income from continuing operations, net of tax, for the full year 2009, includes i) impairment charges for goodwill and non-amortizing intangible assets totaling $1,638.0 million ($1,559.6 million net of taxes); and ii) gains related to the early extinguishment of debt of $4,965.5 million ($3,006.5 million net of taxes). Loss from continuing operations, net of tax, for the full year 2008, included impairment charges for goodwill and non-amortizing intangible assets totaling $5,489.6 million ($5,025.6 million net of taxes).

During the 2009 fourth quarter, Harrah’s wholly owned subsidiary Harrah’s Operating Company, Inc. (HOC) borrowed $1 billion in incremental term loans under its senior secured credit facilities and used a majority of the net proceeds to repay a portion of indebtedness under the Company’s secured credit facilities. Also during the 2009 fourth quarter, Harrah’s Entertainment purchased $948 million face value of outstanding debt related to our real estate loans for approximately $237 million, recognizing a pre-tax gain on this transaction of $688.1 million, net of transaction costs.

On January 16, 2010, Harrah’s assumed management of the 2,500-room hotel at the Planet Hollywood Resort & Casino on the Las Vegas Strip. On February 18, 2010, the Nevada Gaming Commission granted final approval for Harrah’s to assume ownership and management of the resort’s casino and related facilities; the transaction closed February 19. Harrah’s pursued the Planet Hollywood deal because of the property’s proximity to Harrah’s other Strip resorts, its recent upgrades and its strong brand name.

“The Planet Hollywood transaction added a new brand to our product offering in Las Vegas on attractive terms,” said Gary Loveman, Harrah’s chairman, president and chief executive officer. “We believe implementation of our operations-management and guest-service systems and Total Rewards customer-loyalty program will enable us to improve the resort’s performance. The financing activities that boosted our liquidity during 2009 have allowed us to complete this transaction and consider others that we believe offer significant long-term growth potential.

“The impact of the economy on consumers’ willingness to spend continued to affect our results throughout 2009,” Loveman said. “The cost-reduction programs implemented at the end of 2008 helped mitigate the economy’s impact on our operating margins last year.”

A substantial portion of the debt of Harrah’s Entertainment’s consolidated group is issued by HOC. Therefore, the company believes it is meaningful to also provide information pertaining to the results of operations of HOC. The information for HOC assumes that a post-January 2008 swap of certain properties between HOC and Harrah’s Entertainment that was consummated during the 2008 second quarter actually occurred on January 1, 2008.

HARRAH’S OPERATING COMPANY, INC.

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$1,631.5	$1,752.8	(6.9)%
Income/(loss) from operations	124.5	(3,632.0)	N/M
Impairment of goodwill and other non-amortizing intangible assets	(12.3)	(3,745.2)	N/M
Income from operations before impairment	136.8	113.2	20.8%
Loss from continuing operations, net of tax	(107.3)	(2,976.1)	96.4%
Property EBITDA	332.7	346.1	(3.9)%
Adjusted EBITDA (a)	317.2	324.0	(2.1)%

(a)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$6,873.2	$7,117.7	$577.5	$7,695.2	(10.7)%
Income/(loss) from operations	(369.6)	(2,836.4)	(43.2)	(2,879.6)	87.2%
Impairment of goodwill and other non-amortizing intangible assets	(1,178.9)	(3,745.2)	—	(3,745.2)	N/M
Income/(loss) from operations before impairment	809.3	908.8	(43.2)	865.6	(6.5)%
Income/(loss) from continuing operations, net of tax	626.3	(3,390.5)	(106.2)	(3,496.7)	N/M
Property EBITDA	1,597.2	1,590.4	109.6	1,700.0	(6.0)%
Adjusted EBITDA (a)	1,550.6	1,511.9	143.0	1,654.9	(6.3)%

(a)	Does not include the pro forma effect of yet-to-be-realized cost savings from our profitability program.

Summaries of results by region follow:

Las Vegas Region

While hotel occupancy remained strong at approximately 90 percent, 2009 fourth-quarter and full-year revenues declined in the Las Vegas Region from the 2008 periods due to weakness in the group travel business, lower spend per visitor and lower average daily room rates. The 2009 fourth-quarter and full-year Income/(loss) from operations improved compared with respective 2008 results due in part to reduced impairment charges in 2009. Prior to consideration of impairment charges, 2009 fourth-quarter income from operations improved slightly from the 2008 fourth quarter due to cost-saving initiatives, while full-year income from operations declined from 2008 due to lower visitor spend and lower average daily room rates.

HARRAH’S ENTERTAINMENT, INC.

Las Vegas Region

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$649.2	$721.4	(10.0)%
Income/(loss) from operations	97.3	(2,485.3)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(2,579.4)	N/M
Income from operations before impairment	97.3	94.1	3.4%
Property EBITDA	174.6	189.6	(7.9)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$2,698.0	$3,000.6	$253.6	$3,254.2	(17.1)%
(Loss)/income from operations	(681.0)	(1,988.0)	51.9	(1,936.1)	64.8%
Impairment of goodwill and other non-amortizing intangible assets	(1,130.9)	(2,579.4)	—	(2,579.4)	N/M
Income from operations before impairment	449.9	591.4	51.9	643.3	(30.1)%
Property EBITDA	756.8	905.4	76.0	981.4	(22.9)%

Las Vegas Region properties include Bally’s Las Vegas, Bill’s Gamblin’ Hall & Saloon, Caesars Palace, Flamingo Las Vegas, Harrah’s Las Vegas, Imperial Palace, Paris and Rio.

HARRAH’S OPERATING COMPANY, INC.

Las Vegas Region

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$307.5	$322.4	(4.6)%
Income/(loss) from operations	49.2	(1,076.4)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(1,121.4)	N/M
Income from operations before impairment	49.2	45.0	9.3%
Property EBITDA	82.2	76.1	8.0%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$1,215.1	$1,318.9	$118.5	$1,437.4	(15.5)%
(Loss)/income from operations	(481.1)	(869.3)	29.7	(839.6)	42.7%
Impairment of goodwill and other non-amortizing intangible assets	(671.8)	(1,121.4)	—	(1,121.4)	N/M
Income from operations before impairment	190.7	252.1	29.7	281.8	(32.3)%
Property EBITDA	317.1	364.6	38.1	402.7	(21.3)%

Las Vegas Region properties include Bally’s Las Vegas, Bill’s Gamblin’ Hall & Saloon, Caesars Palace, and Imperial Palace.

Atlantic City Region

Reduced visitation and customer spend per trip unfavorably impacted Atlantic City Region revenues during both the 2009 fourth quarter and full year. For the fourth-quarter and full year of 2009, income from operations before impairment charges was lower than the prior year as cost-saving initiatives were unable to offset reduced revenues and increased marketing expenses, which also contributed to the 2009 fourth-quarter and full-year Property EBITDA declines.

HARRAH’S ENTERTAINMENT, INC.

Atlantic City Region

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$467.4	$492.8	(5.2)%
Income/(loss) from operations	22.3	(669.4)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(699.9)	N/M
Income from operations before impairment	22.3	30.5	(26.9)%
Property EBITDA	67.1	86.7	(22.6)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$2,025.9	$2,156.0	$160.8	$2,316.8	(12.6)%
Income/(loss) from operations	28.3	(415.4)	18.7	(396.7)	N/M
Impairment of goodwill and other non-amortizing intangible assets	(178.7)	(699.9)	—	(699.9)	N/M
Income from operations before impairment	207.0	284.5	18.7	303.2	(31.7)%
Property EBITDA	400.3	484.0	36.4	520.4	(23.1)%

Atlantic City Region properties include Bally’s Atlantic City, Caesars Atlantic City, Harrah’s Atlantic City, Harrah’s Chester and Showboat Atlantic City.

HARRAH’S OPERATING COMPANY, INC. Atlantic City Region
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$352.1	$374.8	(6.1)%
Income/(loss) from operations	14.2	(493.1)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(514.5)	N/M
Income from operations before impairment	14.2	21.4	(33.6)%
Property EBITDA	44.8	61.7	(27.4)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$1,528.1	$1,650.8	$125.8	$1,776.6	(14.0)%
(Loss)/income from operations	(37.2)	(308.7)	8.0	(300.7)	87.6%
Impairment of goodwill and other non-amortizing intangible assets	(178.7)	(514.5)	—	(514.5)	N/M
Income from operations before impairment	141.5	205.8	8.0	213.8	(33.8)%
Property EBITDA	276.0	348.8	21.9	370.7	(25.5)%

Atlantic City Region properties include Bally’s Atlantic City, Caesars Atlantic City, Harrah’s Chester and Showboat Atlantic City.

Louisiana/Mississippi Region

Reduced visitation led to declines in 2009 fourth-quarter and full-year revenues. The 2008 full year was impacted by construction disruptions related to the re-branding and remodeling of Harrah’s Tunica. Also included in income from operations for the full year 2008 were insurance proceeds of $185.4 million representing final settlement of claims related to 2005 hurricane damages. Prior to consideration of the impairment charges for both years and the insurance proceeds, income from operations improved slightly year over year due to cost-saving initiatives.

HARRAH’S ENTERTAINMENT, INC./HARRAH’S OPERATING COMPANY, INC. Louisiana/Mississippi Region
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$285.4	$329.9	(13.5)%
Income/(loss) from operations	30.6	(299.7)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(328.9)	N/M
Income from operations before impairment	30.6	29.2	4.8%
Property EBITDA	55.9	58.3	(4.1)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$1,245.2	$1,340.8	$106.1	$1,446.9	(13.9)%
Income from operations	181.4	28.3	10.1	38.4	N/M
Impairment of goodwill and other non-amortizing intangible assets	(6.0)	(328.9)	—	(328.9)	N/M
Income from operations before impairment	187.4	357.2	10.1	367.3	(49.0)%
Property EBITDA	292.6	276.2	18.6	294.8	(0.7)%

Louisiana/Mississippi Region properties include Grand Casino Biloxi, Harrah’s New Orleans, Harrah’s Tunica, Horseshoe Bossier City, Horseshoe Tunica, Louisiana Downs and Tunica Roadhouse (formerly known as Sheraton Tunica).

Iowa/Missouri Region

Fourth-quarter and full-year 2009 revenues declined from 2008 as the weak economy continued to adversely impact guest visitation. Fourth-quarter 2009 revenues and income from operations were also impacted by severe winter storms. However, income from operations before impairments for the full-year 2009 increased because of cost-saving initiatives.

HARRAH’S ENTERTAINMENT, INC./HARRAH’S OPERATING COMPANY, INC. Iowa/Missouri Region
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$179.5	$189.6	(5.3)%
Income/(loss) from operations	41.4	(4.6)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(49.0)	N/M
Income from operations before impairment	41.4	44.4	(6.8)%
Property EBITDA	54.3	58.1	(6.5)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$756.6	$727.0	$55.8	$782.8	(3.3)%
Income from operations	187.5	108.2	7.7	115.9	61.8%
Impairment of goodwill and other non-amortizing intangible assets	—	(49.0)	—	(49.0)	N/M
Income from operations before impairment	187.5	157.2	7.7	164.9	13.7%
Property EBITDA	238.4	206.1	13.0	219.1	8.8%

Iowa/Missouri Region properties include Harrah’s Council Bluffs, Harrah’s North Kansas City, Harrah’s St. Louis and Horseshoe Council Bluffs.

Illinois/Indiana Region

Revenues in the region declined in the fourth quarter of 2009 from the 2008 fourth quarter, due to the continuing impact of the weak economy and severe winter weather. For the full year 2009, revenues were relatively unchanged, due to increased revenues related to the 2008 expansion of the Horseshoe Hammond property, which offset the revenue declines at other properties in the region. Income from operations before impairment charges improved in the fourth quarter 2009 from the year-earlier period due to cost-saving initiatives, combined with the 2008 impact of a property tax expense adjustment. Full-year income from operations before impairment charges improved in 2009 from 2008 due to cost-saving initiatives.

HARRAH’S ENTERTAINMENT, INC./HARRAH’S OPERATING COMPANY, INC.

Illinois/Indiana Region

			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$271.2	$294.3	(7.8)%
Income/(loss) from operations	29.9	(597.2)	N/M
Impairment of goodwill and other non-amortizing intangible assets	—	(617.1)	N/M
Income from operations before impairment	29.9	19.9	50.3%
Property EBITDA	51.8	44.7	15.9%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$1,172.3	$1,098.7	$85.5	$1,184.2	(1.0)%
Income/(loss) from operations	(35.4)	(505.9)	8.7	(497.2)	92.9%
Impairment of goodwill and other non-amortizing intangible assets	(180.7)	(617.1)	—	(617.1)	N/M
Income from operations before impairment	145.3	111.2	8.7	119.9	21.2%
Property EBITDA	240.5	195.4	13.6	209.0	15.1%

Illinois/Indiana properties include Harrah’s Joliet, Harrah’s Metropolis, Horseshoe Hammond and Horseshoe Southern Indiana.

Other Nevada Region

Revenues for the Other Nevada Region declined in the 2009 fourth quarter and full year from the respective periods of 2008 due to lower guest visitation and lower visitor spend per trip. For the 2009 fourth quarter and full year, cost-saving initiatives implemented throughout 2009 partially offset the earnings impact of the revenue declines. During the 2009 fourth quarter, we announced the closure of Bill’s Casino in Lake Tahoe effective January 2010.

HARRAH’S ENTERTAINMENT, INC.

Other Nevada
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$102.0	$115.0	(11.3)%
Income/(loss) from operations	(1.2)	(315.6)	99.6%
Impairment of goodwill and other non-amortizing intangible assets	(4.0)	(318.5)	N/M
Income from operations before impairment	2.8	2.9	(3.4)%
Property EBITDA	14.9	16.0	(6.9)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$472.6	$534.0	$38.9	$572.9	(17.5)%
Income/(loss) from operations	47.3	(255.9)	0.5	(255.4)	N/M
Impairment of goodwill and other non-amortizing intangible assets	(4.0)	(318.5)	—	(318.5)	N/M
Income from operations before impairment	51.3	62.6	0.5	63.1	(18.7)%
Property EBITDA	101.7	109.0	4.5	113.5	(10.4)%

Other Nevada properties include Bill’s Casino, Harrah’s Lake Tahoe, Harrah’s Laughlin, Harrah’s Reno and Harvey’s Lake Tahoe.

HARRAH’S OPERATING COMPANY, INC.

Other Nevada
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$70.9	$79.7	(11.0)%
Income/(loss) from operations	(3.6)	(219.0)	98.4%
Impairment of goodwill and other non-amortizing intangible assets	(4.0)	(217.5)	N/M
Income/(loss) from operations before impairment	0.4	(1.5)	N/M
Property EBITDA	7.6	6.4	18.8%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$332.5	$379.5	$26.8	$406.3	(18.2)%
Income/(loss) from operations	26.3	(178.5)	(1.9)	(180.4)	N/M
Impairment of goodwill and other non-amortizing intangible assets	(4.0)	(217.5)	—	(217.5)	N/M
Income/(loss) from operations before impairment	30.3	39.0	(1.9)	37.1	(18.3)%
Property EBITDA	60.7	66.7	1.2	67.9	(10.6)%

Other Nevada properties include Bill’s Casino, Harrah’s Lake Tahoe, Harrah’s Reno, and Harvey’s Lake Tahoe.

Managed/International/Other

Revenues rose in the 2009 fourth quarter due to increased visitation combined with higher customer spend per trip at our international properties. Revenues for the 2009 full year declined from 2008 as result of adverse movements in exchange rates. Loss from operations before impairment charges for the 2009 fourth quarter improved from 2008 due to increased revenues and improved cost management. For the full year 2009, the loss from operations before impairment charges improved from 2008 as the impact of adverse foreign exchange rates was more than offset by increased revenues at the company’s international properties and improved cost management at all of the company’s international and managed properties.

HARRAH’S ENTERTAINMENT, INC.

Managed/International/Other
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$144.4	$135.4	6.6%
Loss from operations	(30.6)	(939.4)	96.7%
Impairment of goodwill and other non-amortizing intangible assets	(8.3)	(896.8)	N/M
Loss from operations before impairment	(22.3)	(42.6)	47.7%
Property EBITDA	24.5	24.6	(0.4)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$536.8	$509.8	$59.4	$569.2	(5.7)%
Loss from operations	(184.9)	(1,053.0)	(0.3)	(1,053.3)	82.4%
Impairment of goodwill and other non-amortizing intangible assets	(137.7)	(896.8)	—	(896.8)	N/M
Loss from operations before impairment	(47.2)	(156.2)	(0.3)	(156.5)	69.8%
Property EBITDA	123.3	68.8	9.1	77.9	58.3%

Managed/International/Other results include income from our managed properties, results of our international properties and certain marketing and administrative expenses, including development costs, and income from our non-consolidated subsidiaries.

HARRAH’S OPERATING COMPANY, INC. Managed/International/Other
			Percent Increase/ (Decrease)
	Fourth Quarter
(In millions)	2009	2008
Net revenues	$164.9	$162.1	1.7%
Loss from operations	(19.0)	(923.3)	97.9%
Impairment of goodwill and other non-amortizing intangible assets	(8.3)	(896.8)	N/M
Loss from operations before impairment	(10.7)	(26.5)	59.6%
Property EBITDA	36.1	40.8	(11.5)%

	Successor		Predecessor
(In millions)	Full Year 2009	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Combined Full Year 2008	Percent Increase/ (Decrease)
Net revenues	$623.4	$602.0	$59.0	$661.0	(5.7)%
Loss from operations	(136.3)	(980.2)	(6.1)	(986.3)	86.2%
Impairment of goodwill and other non-amortizing intangible assets	(137.7)	(896.8)	—	(896.8)	N/M
Loss from operations before impairment	1.4	(83.4)	(6.1)	(89.5)	N/M
Property EBITDA	171.9	132.6	3.2	135.8	26.6%

Managed/International/Other results include income from our managed properties, results of our international properties and certain marketing and administrative expenses, including development costs, and income from our non-consolidated subsidiaries.

Other items

During the fourth quarter 2009, we recorded a total charge of $12.3 million for the impairment of non-amortizing intangible assets. Total impairment charges in 2009 for goodwill and other non-amortizing intangible assets were $1,638.0 million, compared to the prior year charge of $5,489.6 million, all booked in the fourth quarter of 2008.

Interest expense decreased by $117.8 million in the 2009 fourth-quarter and by $272.1 million for the 2009 full-year from the respective periods of 2008 due to lower debt levels resulting from HOC debt exchanges completed in December 2008 and April 2009, and repurchases of debt in open-market transactions.

As a result of debt exchange offers, real estate debt purchases and open-market debt purchases during the year, pre-tax gains of $686.3 million and $4,965.5 million on early extinguishments of debt were recognized in the 2009 fourth quarter and full-year periods, respectively. During the fourth quarter and full year of 2008 we recognized pre-tax gains on the early extinguishment of debt of $946.0 million and $742.1 million, respectively.

For the 2009 fourth quarter, we recorded a tax provision of $61.0 million on pre-tax income from continuing operations of $359.3 million, compared with a tax benefit of $212.8 million on a pre-tax loss from continuing operations of $4,991.0 million in the comparable period of 2008. For the full year 2009, we recognized a tax provision of $1,651.8 million on pre-tax income from continuing operations of $2,498.2 million, which equates to an effective tax rate of 66.1 percent. The primary differences between the Company’s full-year recorded provision and the provision that would have resulted from applying the U.S. statutory tax rate of 35 percent to the Company’s pre-tax income from continuing operations are the effects of non-deductible impairments of goodwill, acquisition costs, state income tax expense and other adjustments.

Harrah’s Entertainment, Inc. is the world’s largest provider of branded casino entertainment. Since its beginning in Reno, Nevada, more than 70 years ago, Harrah’s has grown through development of new properties, expansions and acquisitions, and now operates casinos on four continents. The company’s properties operate primarily under the Harrah’s®, Caesars® and Horseshoe® brand names. Harrah’s also owns the World Series of Poker® and a majority interest in the London Clubs International family of casinos. Harrah’s Entertainment is focused on building loyalty and value with its customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. For more information, please visit www.harrahs.com.

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcomes of contingencies and future financial results of Harrah’s. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Harrah’s may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the impact of the company’s significant indebtedness;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular;

•

construction factors, including delays, increased costs for labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;

•	the effects of environmental and structural building conditions relating to our properties; access to available and reasonable financing on a timely basis;

•	the ability to timely and cost-effectively integrate acquisitions into our operations;

•	changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies;

•	litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation;

•	the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales or hotel sales;

•	our ability to recoup costs of capital investments through higher revenues;

•	acts of war or terrorist incidents, severe weather conditions or natural disasters;

•	abnormal gaming holds; and

•	the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Harrah’s disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATED SUMMARY OF OPERATIONS

(UNAUDITED)

	Successor				Predecessor	Combined
	Fourth Quarter Ended Dec. 31,		Full Year Ended Dec. 31,	Jan. 28, 2008 Through Dec. 31,	Jan. 1, 2008 Through Jan. 27,	Full Year Ended Dec. 31,
(In millions)	2009	2008	2009	2008	2008	2008
Revenues	$2,099.1	$2,278.4	$8,907.4	$9,366.9	$760.1	$10,127.0
Property operating expenses	(1,656.0)	(1,800.4)	(6,753.8)	(7,122.0)	(588.9)	(7,710.9)
Depreciation and amortization	(167.1)	(174.5)	(683.9)	(626.9)	(63.5)	(690.4)

Operating profit	276.0	303.5	1,469.7	1,618.0	107.7	1,725.7
Project opening costs and other items	(30.0)	(80.6)	(111.5)	(45.1)	(5.4)	(50.5)
Impairment of goodwill and other non-amortizing intangible assets	(12.3)	(5,489.6)	(1,638.0)	(5,489.6)	—	(5,489.6)
(Losses)/income on interests in non-consolidated affiliates	(0.9)	(0.8)	(2.2)	(2.1)	0.5	(1.6)
Corporate expense	(39.0)	(35.8)	(150.7)	(131.8)	(8.5)	(140.3)
Acquisition and integration costs	—	(1.0)	(0.3)	(24.0)	(125.6)	(149.6)
Amortization of intangible assets	(43.1)	(43.7)	(174.8)	(162.9)	(5.5)	(168.4)

Income/(loss) from operations	150.7	(5,348.0)	(607.8)	(4,237.5)	(36.8)	(4,274.3)
Interest expense, net of interest capitalized	(487.8)	(605.6)	(1,892.5)	(2,074.9)	(89.7)	(2,164.6)
Gains on early extinguishments of debt	686.3	946.0	4,965.5	742.1	—	742.1
Other income, including interest income	10.1	16.6	33.0	35.2	1.1	36.3

Income/(loss) before income taxes	359.3	(4,991.0)	2,498.2	(5,535.1)	(125.4)	(5,660.5)
Income tax (provision)/benefit	(61.0)	212.8	(1,651.8)	360.4	26.0	386.4

Income/(loss) from continuing operations, net of tax	298.3	(4,778.2)	846.4	(5,174.7)	(99.4)	(5,274.1)
Discontinued operations, net of tax	—	1.9	—	90.4	0.1	90.5

Net income/(loss)	298.3	(4,776.3)	846.4	(5,084.3)	(99.3)	(5,183.6)
Less: net income attributable to non-controlling interests	(2.7)	(5.8)	(18.8)	(12.0)	(1.6)	(13.6)

Net income/(loss) attributable to Harrah’s Entertainment, Inc.	$295.6	$(4,782.1)	$827.6	$(5,096.3)	$(100.9)	$(5,197.2)

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL OPERATING INFORMATION

(UNAUDITED)

	Successor				Predecessor	Combined
	Fourth Quarter Ended Dec. 31,		Full Year Ended Dec. 31,	Jan. 28, 2008 Through Dec. 31,	Jan. 1, 2008 Through Jan. 27,	Full Year Ended Dec. 31,
(In millions)	2009	2008	2009	2008	2008	2008
Revenues
Las Vegas Region	$649.2	$721.4	$2,698.0	$3,000.6	$253.6	$3,254.2
Atlantic City Region	467.4	492.8	2,025.9	2,156.0	160.8	2,316.8
Louisiana/Mississippi Region	285.4	329.9	1,245.2	1,340.8	106.1	1,446.9
Iowa/Missouri Region	179.5	189.6	756.6	727.0	55.8	782.8
Illinois/Indiana Region	271.2	294.3	1,172.3	1,098.7	85.5	1,184.2
Other Nevada Region	102.0	115.0	472.6	534.0	38.9	572.9
Managed/International/Other	144.4	135.4	536.8	509.8	59.4	569.2

Net Revenues	$2,099.1	$2,278.4	$8,907.4	$9,366.9	$760.1	$10,127.0

Income/(Loss) from operations
Las Vegas Region	$97.3	$(2,485.3)	$(681.0)	$(1,988.0)	$51.9	$(1,936.1)
Atlantic City Region	22.3	(669.4)	28.3	(415.4)	18.7	(396.7)
Louisiana/Mississippi Region	30.6	(299.7)	181.4	28.3	10.1	38.4
Iowa/Missouri Region	41.4	(4.6)	187.5	108.2	7.7	115.9
Illinois/Indiana Region	29.9	(597.2)	(35.4)	(505.9)	8.7	(497.2)
Other Nevada Region	(1.2)	(315.6)	47.3	(255.9)	0.5	(255.4)
Managed/International/Other	(30.6)	(939.4)	(184.9)	(1,053.0)	(0.3)	(1,053.3)
Corporate Expense	(39.0)	(35.8)	(150.7)	(131.8)	(8.5)	(140.3)
Acquisition and integration costs	—	(1.0)	(0.3)	(24.0)	(125.6)	(149.6)

Total (loss)/income from operations	$150.7	$(5,348.0)	$(607.8)	$(4,237.5)	$(36.8)	$(4,274.3)

Property EBITDA (a)
Las Vegas Region	$174.6	$189.6	$756.8	$905.4	$76.0	$981.4
Atlantic City Region	67.1	86.7	400.3	484.0	36.4	520.4
Louisiana/Mississippi Region	55.9	58.3	292.6	276.2	18.6	294.8
Iowa/Missouri Region	54.3	58.1	238.4	206.1	13.0	219.1
Illinois/Indiana Region	51.8	44.7	240.5	195.4	13.6	209.0
Other Nevada Region	14.9	16.0	101.7	109.0	4.5	113.5
Managed/International/Other	24.5	24.6	123.3	68.8	9.1	77.9

Total Property EBITDA	$443.1	$478.0	$2,153.6	$2,244.9	$171.2	$2,416.1

Project opening costs and other items
Project opening costs	$(0.7)	$(2.6)	$(3.6)	$(28.9)	$(0.7)	$(29.6)
Insurance proceeds for hurricane losses	—	—	—	185.4	—	185.4
Other write-downs, reserves and recoveries	(29.3)	(78.0)	(107.9)	(201.6)	(4.7)	(206.3)

Total Project opening costs and other items	$(30.0)	$(80.6)	$(111.5)	$(45.1)	$(5.4)	$(50.5)

(a)	Property EBITDA (earnings before interest, taxes, depreciation and amortization) consists of income/(loss) from operations before depreciation and amortization, write-downs, reserves and recoveries, project opening costs, corporate expense, acquisition and integration costs, income/(losses) on interests in non-consolidated affiliates and amortization of intangible assets. Property EBITDA is a supplemental financial measure used by management, as well as industry analysts, to evaluate our operations. However, Property EBITDA should not be construed as an alternative to loss from operations (as an indicator of our operating performance) or to Cash flows from operating activities (as a measure of liquidity) as determined in accordance with generally accepted accounting principles. All companies do not calculate EBITDA in the same manner. As a result, Property EBITDA as presented by our Company may not be comparable to similarly titled measures presented by other companies.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET INCOME ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Fourth Quarter Ended Dec. 31, 2009
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
(In Millions)
Net Revenues	$649.2	$467.4	$285.4	$179.5	$271.2	$102.0	$144.4	$2,099.1
Property operating expenses	(474.6)	(400.3)	(229.5)	(125.2)	(219.4)	(87.1)	(119.9)	(1,656.0)

Property EBITDA	174.6	67.1	55.9	54.3	51.8	14.9	24.5	443.1
Depreciation and amortization	(47.0)	(40.8)	(20.4)	(12.8)	(20.9)	(8.4)	(16.8)	(167.1)

Operating profit	127.6	26.3	35.5	41.5	30.9	6.5	7.7	276.0
Project opening costs and other items	(11.3)	(0.3)	0.5	(0.1)	(0.6)	(0.2)	(18.0)	(30.0)
Impairment of goodwill and other non-amortizing intangible assets	—	—	—	—	—	(4.0)	(8.3)	(12.3)
Income/(losses) on interests in nonconsolidated affiliates	—	—	0.1	—	—	—	(1.0)	(0.9)
Corporate expense	—	—	—	—	—	—	(39.0)	(39.0)
Amortization of intangible assets	(19.0)	(3.7)	(5.5)	—	(0.4)	(3.5)	(11.0)	(43.1)

Income/(loss) from operations	97.3	22.3	30.6	41.4	29.9	(1.2)	(69.6)	150.7

Interest expense, net of interest capitalized								(487.8)
Gains on early extinguishments of debt								686.3
Other income, including interest income								10.1

Income from continuing operations before income taxes								359.3
Provision for income taxes								(61.0)

Net income								298.3

Less: net income attributable to non-controlling interests								(2.7)

Net income attributable to Harrah’s Entertainment, Inc.								$295.6

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Fourth Quarter Ended Dec. 31, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
(In Millions)
Net Revenues	$721.4	$492.8	$329.9	$189.6	$294.3	$115.0	$135.4	$2,278.4
Property operating expenses	(531.8)	(406.1)	(271.6)	(131.5)	(249.6)	(99.0)	(110.8)	(1,800.4)

Property EBITDA	189.6	86.7	58.3	58.1	44.7	16.0	24.6	478.0
Depreciation and amortization	(46.2)	(47.0)	(20.4)	(13.2)	(21.6)	(8.7)	(17.4)	(174.5)

Operating profit	143.4	39.7	37.9	44.9	23.1	7.3	7.2	303.5
Project opening costs and other items	(30.4)	(5.4)	(3.4)	(0.5)	(2.8)	(0.9)	(37.2)	(80.6)
Impairment of goodwill and other non-amortizing intangible assets	(2,579.4)	(699.9)	(328.9)	(49.0)	(617.1)	(318.5)	(896.8)	(5,489.6)
Income/(losses) on interests in nonconsolidated affiliates	—	—	0.2	—	—	—	(1.0)	(0.8)
Corporate expense	—	—	—	—	—	—	(35.8)	(35.8)
Acquisition and integration costs	—	—	—	—	—	—	(1.0)	(1.0)
Amortization of intangible assets	(18.9)	(3.8)	(5.5)	—	(0.4)	(3.5)	(11.6)	(43.7)

Loss from operations	(2,485.3)	(669.4)	(299.7)	(4.6)	(597.2)	(315.6)	(976.2)	(5,348.0)

Interest expense, net of interest capitalized								(605.6)
Gains on early extinguishments of debt	946.0
Other income, including interest income	16.6

Loss from continuing operations before income taxes	(4,991.0)
Benefit for income taxes	212.8

Loss from continuing operations, net of tax	(4,778.2)
Discontinued operations, net of tax	1.9

Net loss	(4,776.3)
Less: net income attributable to non- controlling interests	(5.8)

Net loss attributable to Harrah’s Entertainment, Inc.	$(4,782.1)

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET INCOME ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Successor
	Full Year Ended Dec. 31, 2009
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$2,698.0	$2,025.9	$1,245.2	$756.6	$1,172.3	$472.6	$536.8	$8,907.4
Property operating expenses	(1,941.2)	(1,625.6)	(952.6)	(518.2)	(931.8)	(370.9)	(413.5)	(6,753.8)

Property EBITDA	756.8	400.3	292.6	238.4	240.5	101.7	123.3	2,153.6
Depreciation and amortization	(186.2)	(174.2)	(81.6)	(50.6)	(84.9)	(34.8)	(71.6)	(683.9)

Operating profit	570.6	226.1	211.0	187.8	155.6	66.9	51.7	1,469.7
Project opening costs and other items	(44.7)	(4.0)	(2.4)	(0.3)	(8.9)	(1.7)	(49.5)	(111.5)
Impairment of goodwill and other non-amortizing intangible assets	(1,130.9)	(178.7)	(6.0)	—	(180.7)	(4.0)	(137.7)	(1,638.0)
Income/(losses) on interests in non-consolidated affiliates	—	—	0.7	—	—	—	(2.9)	(2.2)
Corporate expense	—	—	—	—	—	—	(150.7)	(150.7)
Acquisition and integration costs	—	—	—	—	—	—	(0.3)	(0.3)
Amortization of intangible assets	(76.0)	(15.1)	(21.9)	—	(1.4)	(13.9)	(46.5)	(174.8)

(Loss)/income from operations	(681.0)	28.3	181.4	187.5	(35.4)	47.3	(335.9)	(607.8)

Interest expense, net of interest capitalized								(1,892.5)
Gains on early extinguishments of debt								4,965.5
Other income, including interest income								33.0

Income from continuing operations before income taxes								2,498.2
Provision for income taxes								(1,651.8)

Net income								846.4
Less: net income attributable to non- controlling interests								(18.8)

Net Income attributable to Harrah’s Entertainment, Inc.								$827.6

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Combined
	Full Year Ended Dec. 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$3,254.2	$2,316.8	$1,446.9	$782.8	$1,184.2	$572.9	$569.2	$10,127.0
Property operating expenses	(2,272.8)	(1,796.4)	(1,152.1)	(563.7)	(975.2)	(459.4)	(491.3)	(7,710.9)

Property EBITDA	981.4	520.4	294.8	219.1	209.0	113.5	77.9	2,416.1
Depreciation and amortization	(188.7)	(191.1)	(82.8)	(53.2)	(66.0)	(36.6)	(72.0)	(690.4)

Operating profit	792.7	329.3	212.0	165.9	143.0	76.9	5.9	1,725.7
Project opening costs and other items	(78.8)	(10.4)	175.6	(0.8)	(21.3)	(1.0)	(113.8)	(50.5)
Impairment of goodwill and other non-amortizing intangible assets	(2,579.4)	(699.9)	(328.9)	(49.0)	(617.1)	(318.5)	(896.8)	(5,489.6)
Income/(losses) on interests in non-consolidated affiliates	—	—	0.4	—	—	—	(2.0)	(1.6)
Corporate expense	—	—	—	—	—	—	(140.3)	(140.3)
Acquisition and integration costs	—	—	—	—	—	—	(149.6)	(149.6)
Amortization of intangible assets	(70.6)	(15.7)	(20.7)	(0.2)	(1.8)	(12.8)	(46.6)	(168.4)

Loss/(income) from operations	(1,936.1)	(396.7)	38.4	115.9	(497.2)	(255.4)	(1,343.2)	(4,274.3)

Interest expense, net of interest capitalized								(2,164.6)
Gains on early extinguishments of debt	742.1
Other income, including interest income	36.3

Loss from continuing operations before income taxes	(5,660.5)
Benefit for income taxes	386.4

Loss from continuing operations, net of tax	(5,274.1)
Discontinued operations, net of tax	90.5

Net loss	(5,183.6)
Less: net income attributable to non-controlling interests	(13.6)

Net loss attributable to Harrah’s Entertainment, Inc.	$(5,197.2)

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Successor
	Jan. 28, 2008 Through Dec. 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$3,000.6	$2,156.0	$1,340.8	$727.0	$1,098.7	$534.0	$509.8	$9,366.9
Property operating expenses	(2,095.2)	(1,672.0)	(1,064.6)	(520.9)	(903.3)	(425.0)	(441.0)	(7,122.0)

Property EBITDA	905.4	484.0	276.2	206.1	195.4	109.0	68.8	2,244.9
Depreciation and amortization	(170.0)	(175.4)	(74.2)	(48.1)	(61.7)	(32.7)	(64.8)	(626.9)

Operating profit	735.4	308.6	202.0	158.0	133.7	76.3	4.0	1,618.0
Project opening costs and other items	(74.4)	(10.3)	175.0	(0.8)	(21.3)	(1.0)	(112.3)	(45.1)
Impairment of goodwill and other non-amortizing intangible assets	(2,579.4)	(699.9)	(328.9)	(49.0)	(617.1)	(318.5)	(896.8)	(5,489.6)
Income/(losses) on interests in nonconsolidated affiliates	—	—	0.4	—	—	—	(2.5)	(2.1)
Corporate expense	—	—	—	—	—	—	(131.8)	(131.8)
Acquisition and integration costs	—	—	—	—	—	—	(24.0)	(24.0)
Amortization of intangible assets	(69.6)	(13.8)	(20.2)	—	(1.2)	(12.7)	(45.4)	(162.9)

(Loss)/income from operations	(1,988.0)	(415.4)	28.3	108.2	(505.9)	(255.9)	(1,208.8)	(4,237.5)

Interest expense, net of interest capitalized								(2,074.9)
Gains on early extinguishments of debt								742.1
Other income, including interest income								35.2

Loss from continuing operations before income taxes								(5,535.1)
Benefit for income taxes								360.4

Loss from continuing operations, net of tax								(5,174.7)
Discontinued operations, net of tax								90.4

Net income								(5,084.3)
Less: net income attributable to non-controlling interests								(12.0)

Net loss attributable to Harrah’s Entertainment, Inc.								$(5,096.3)

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC

(UNAUDITED)

	Predecessor
	Jan. 1, 2008 Through Jan. 27, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$253.6	$160.8	$106.1	$55.8	$85.5	$38.9	$59.4	$760.1
Property operating expenses	(177.6)	(124.4)	(87.5)	(42.8)	(71.9)	(34.4)	(50.3)	(588.9)

Property EBITDA	76.0	36.4	18.6	13.0	13.6	4.5	9.1	171.2
Depreciation and amortization	(18.7)	(15.7)	(8.6)	(5.1)	(4.3)	(3.9)	(7.2)	(63.5)

Operating profit	57.3	20.7	10.0	7.9	9.3	0.6	1.9	107.7
Project opening costs and other items	(4.4)	(0.1)	0.6	—	—	—	(1.5)	(5.4)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Corporate expense	—	—	—	—	—	—	(8.5)	(8.5)
Acquisition and integration costs	—	—	—	—	—	—	(125.6)	(125.6)
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)

Income/(loss) from operations	51.9	18.7	10.1	7.7	8.7	0.5	(134.4)	(36.8)

Interest expense, net of interest capitalized								(89.7)
Other income, including interest income								1.1

Loss from continuing operations before income taxes								(125.4)
Benefit for income taxes								26.0

Loss from continuing operations, net of tax								(99.4)
Discontinued operations, net of tax								0.1

Net loss								(99.3)
Less: net income attributable to non- controlling interests								(1.6)

Net loss attributable to Harrah’s Entertainment, Inc.								$(100.9)

HARRAH’S ENTERTAINMENT, INC. SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET INCOME/(LOSS) ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC TO ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles Net income/(loss) attributable to Harrah’s Entertainment, Inc. to Adjusted EBITDA for the Successor quarters ended December 31, 2009 and 2008.

	Quarter Ended
(In millions)	Dec. 31, 2009	Dec. 31, 2008
Net income/(loss) attributable to Harrah’s Entertainment, Inc.	$295.6	$(4,782.1)
Interest expense, net	477.7	590.1
Provision/(benefit) for income taxes	61.0	(212.8)
Depreciation and amortization	213.2	221.7

EBITDA (a)	1,047.5	(4,183.1)
Project opening costs, abandoned projects and development costs (b)	0.7	2.9
Acquisition and integration costs	—	1.0
Gains on early extinguishments of debt (c)	(686.3)	(946.0)
Discontinued operations, net of tax	—	(1.9)
Net income attributable to non-controlling interests, net of distributions (d)	(1.7)	(3.8)
Impairment of goodwill and other intangible assets	12.3	5,489.6
Non-cash expense for stock compensation benefits (e)	3.8	4.0
Other non-recurring or non-cash items (f)	42.3	90.9

Adjusted EBITDA(f)	$418.6	$453.6

(a)	Amount will differ from amounts previously reported as the starting point has been changed from Income/(loss) from continuing operations to Net income/(loss) attributable to Harrah’s Entertainment, Inc.
(b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
(c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(e)	Represents non-cash stock-based compensation expense.
(f)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(g)	Does not include the full period estimated impact of newly completed construction projects or the cost savings yet-to-be-realized from our newly identified and previously announced profitability improvement program.

HARRAH’S ENTERTAINMENT, INC. SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS)/INCOME ATTRIBUTABLE TO HARRAH’S ENTERTAINMENT, INC. TO ADJUSTED EBITDA

(UNAUDITED)

Last twelve months (LTM) Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of LTM Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles Net (loss)/income attributable to Harrah’s Entertainment, Inc. to LTM Adjusted EBITDA for the year ended December 31, 2009, the Successor period from January 28, 2008 through December 31, 2008, and for the Predecessor period from January 1, 2008 through January 27, 2008. We have also combined the Successor and Predecessor periods’ results for the year ended December 31, 2008, in the presentation below because company management believes that it enables a meaningful presentation and comparison of results to the Successor year ended December 31, 2009.

	Successor	Predecessor	Successor	Combined
(In millions)	Year Ended Dec. 31, 2009	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Dec. 31, 2008
Net (loss)/income attributable to Harrah’s Entertainment, Inc	$827.6	$(100.9)	$(5,096.3)	$(5,197.2)
Interest expense, net	1,859.2	89.7	2,041.2	2,130.9
(Benefit)/provision for income taxes	1,651.8	(26.0)	(360.4)	(386.4)
Depreciation and amortization	872.0	72.7	805.2	877.9

EBITDA (a)	5,210.6	35.5	(2,610.3)	(2,574.8)
Project opening costs, abandoned projects and development costs (b)	3.5	0.9	31.6	32.5
Acquisition and integration costs	0.3	125.6	24.0	149.6
Gains on early extinguishments of debt (c)	(4,965.5)	—	(742.1)	(742.1)
Discontinued operations, net of tax	—	(0.1)	(90.4)	(90.5)
Net income attributable to non-controlling interests, net of distributions (d)	(1.5)	1.0	(7.4)	(6.4)
Impairment of goodwill and other intangible assets	1,638.0	—	5,489.6	5,489.6
Non-cash expense for stock compensation benefits (e)	16.3	2.4	16.3	18.7
Income from insurance claims for hurricane losses (f)	—	—	(185.4)	(185.4)
Other non-recurring or non-cash items (g)	169.0	6.7	249.9	256.6
Pro forma adjustment for acquired, new or disposed properties (h)	17.0			8.0
Pro forma adjustment for yet-to-be realized cost savings (i)	208.8			501.5

LTM adjusted EBITDA	$2,296.5			$2,857.3

(a)	Amount will differ from amounts previously reported as the starting point has been changed from Income/(loss) from continuing operations to Net income/(loss) attributable to Harrah’s Entertainment, Inc.
(b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.

(c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(e)	Represents non-cash stock-based compensation expense.
(f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
(g)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(h)	Represents the full period estimated impact of newly completed construction projects.
(i)	Represents the cost savings yet-to-be-realized from our newly identified and previously announced profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Fourth Quarter Ended Dec. 31, 2009
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
(In millions)
Net Revenues	$307.5	$352.1	$285.4	$179.5	$271.2	$70.9	$164.9	$1,631.5
Property operating expenses	(225.3)	(307.3)	(229.5)	(125.2)	(219.4)	(63.3)	(128.8)	(1,298.8)

Property EBITDA	82.2	44.8	55.9	54.3	51.8	7.6	36.1	332.7
Depreciation and amortization	(21.6)	(28.2)	(20.4)	(12.8)	(20.9)	(6.5)	(16.8)	(127.2)

Operating profit	60.6	16.6	35.5	41.5	30.9	1.1	19.3	205.5
Project opening costs and other items	(3.3)	(0.1)	0.5	(0.1)	(0.6)	(0.1)	(18.1)	(21.8)
Impairment of goodwill and other non-amortizing intangible assets	—	—	—	—	—	(4.0)	(8.3)	(12.3)
Income/(loss) on interests in non-consolidated affiliates	—	0.4	0.1	—	—	—	(1.0)	(0.5)
Corporate expense	—	—	—	—	—	—	(18.2)	(18.2)
Amortization of intangible assets	(8.1)	(2.7)	(5.5)	—	(0.4)	(0.6)	(10.9)	(28.2)

Income/(loss) from operations	49.2	14.2	30.6	41.4	29.9	(3.6)	(37.2)	124.5

Interest expense, net of interest capitalized								(433.5)
Losses on early extinguishments of debt								(1.8)
Other income including interest income								9.9

Loss from continuing operations before income taxes								(300.9)
Benefit for income taxes								193.6

Net loss								(107.3)
Less: net income attributable to non-controlling interests								(1.8)

Net loss attributable to Harrah’s Entertainment, Inc.								$(109.1)

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Fourth Quarter Ended Dec. 31, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
(In millions)
Net Revenues	$322.4	$374.8	$329.9	$189.6	$294.3	$79.7	$162.1	$1,752.8
Property operating expenses	(246.3)	(313.1)	(271.6)	(131.5)	(249.6)	(73.3)	(121.3)	(1,406.7)

Property EBITDA	76.1	61.7	58.3	58.1	44.7	6.4	40.8	346.1
Depreciation and amortization	(20.9)	(33.0)	(20.4)	(13.2)	(21.6)	(6.6)	(17.5)	(133.2)

Operating profit	55.2	28.7	37.9	44.9	23.1	(0.2)	23.3	212.9
Project opening costs and other items	(2.1)	(4.6)	(3.4)	(0.5)	(2.8)	(0.7)	(37.3)	(51.4)
Impairment of goodwill and other non-amortizing intangible assets	(1,121.4)	(514.5)	(328.9)	(49.0)	(617.1)	(217.5)	(896.8)	(3,745.2)
Income/(loss) on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.0)	(0.8)
Corporate expense	—	—	—	—	—	—	(17.7)	(17.7)
Acquisition and integration costs	—	—	—	—	—	—	(1.0)	(1.0)
Amortization of intangible assets	(8.1)	(2.7)	(5.5)	—	(0.4)	(0.6)	(11.5)	(28.8)

Loss from operations	(1,076.4)	(493.1)	(299.7)	(4.6)	(597.2)	(219.0)	(942.0)	(3,632.0)

Interest expense, net of interest capitalized								(496.2)
Gains on early extinguishments of debt								946.0
Other income, including interest income								14.2

Loss from continuing operations before income taxes								(3,168.0)
Benefit for income taxes								191.9

Loss from continuing operations, net of tax								(2,976.1)
Discontinued operations, net of tax								1.9

Net loss								(2,974.2)
Less: net income attributable to non-controlling interests								(4.8)

Net loss attributable to Harrah’s Entertainment, Inc.								$(2,979.0)

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET INCOME ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Successor
	Year Ended Dec. 31, 2009
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$1,215.1	$1,528.1	$1,245.2	$756.6	$1,172.3	$332.5	$623.4	$6,873.2
Property operating expenses	(898.0)	(1,252.1)	(952.6)	(518.2)	(931.8)	(271.8)	(451.5)	(5,276.0)

Property EBITDA	317.1	276.0	292.6	238.4	240.5	60.7	171.9	1,597.2
Depreciation and amortization	(84.6)	(123.5)	(81.6)	(50.6)	(84.9)	(26.7)	(71.6)	(523.5)

Operating profit	232.5	152.5	211.0	187.8	155.6	34.0	100.3	1,073.7
Project opening costs and other items	(9.5)	(2.7)	(2.4)	(0.3)	(8.9)	(1.5)	(49.5)	(74.8)
Impairment of goodwill and other non-amortizing intangible assets	(671.8)	(178.7)	(6.0)	—	(180.7)	(4.0)	(137.7)	(1,178.9)
Income/(loss) on interests in non-consolidated affiliates	—	2.6	0.7	—	—	—	(2.9)	0.4
Corporate expense	—	—	—	—	—	—	(74.5)	(74.5)
Acquisition and integration costs	—	—	—	—	—	—	(0.3)	(0.3)
Amortization of intangible assets	(32.3)	(10.9)	(21.9)	—	(1.4)	(2.2)	(46.5)	(115.2)

(Loss)/income from operations	(481.1)	(37.2)	181.4	187.5	(35.4)	26.3	(211.1)	(369.6)

Interest expense, net of interest capitalized								(1,678.5)
Gains on early extinguishments of debt								3,929.6
Other income, including interest income								32.0

Income from continuing operations before income taxes								1,913.5
Provision for income taxes								(1,287.2)

Net income								626.3
Less: net income attributable to non-controlling interests								(13.5)

Net income attributable to Harrah’s Entertainment, Inc.								$612.8

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Combined
	Year Ended Dec. 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$1,437.4	$1,776.6	$1,446.9	$782.8	$1,184.2	$406.3	$661.0	$7,695.2
Property operating expenses	(1,034.7)	(1,405.9)	(1,152.1)	(563.7)	(975.2)	(338.4)	(525.2)	(5,995.2)

Property EBITDA	402.7	370.7	294.8	219.1	209.0	67.9	135.8	1,700.0
Depreciation and amortization	(82.0)	(137.1)	(82.8)	(53.2)	(66.0)	(28.0)	(72.0)	(521.1)

Operating profit	320.7	233.6	212.0	165.9	143.0	39.9	63.8	1,178.9
Project opening costs and other items	(8.4)	(7.9)	175.6	(0.8)	(21.3)	(0.7)	(104.9)	31.6
Impairment of goodwill and other non-amortizing intangible assets	(1,121.4)	(514.5)	(328.9)	(49.0)	(617.1)	(217.5)	(896.8)	(3,745.2)
Income/(loss) on interests in non-consolidated affiliates	—	—	0.4	—	—	—	(1.9)	(1.5)
Corporate expense	—	—	—	—	—	—	(80.1)	(80.1)
Acquisition and integration costs	—	—	—	—	—	—	(149.6)	(149.6)
Amortization of intangible assets	(30.5)	(11.9)	(20.7)	(0.2)	(1.8)	(2.1)	(46.5)	(113.7)

(Loss)/income from operations	(839.6)	(300.7)	38.4	115.9	(497.2)	(180.4)	(1,216.0)	(2,879.6)

Interest expense, net of interest capitalized								(1,794.0)
Gains on early extinguishments of debt								742.1
Other income, including interest income								34.7

Loss from continuing operations before income taxes								(3,896.8)
Benefit for income taxes								400.1
Income from continuing operations, net of tax								(3,496.7)
Discontinued operations, net of tax								90.5

Net loss								(3,406.2)
Less: net income attributable to non-controlling interests								(7.8)

Net loss attributable to Harrah’s Entertainment, Inc.								$(3,414.0)

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Successor
	Jan. 28, 2008 Through Dec. 31, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$1,318.9	$1,650.8	$1,340.8	$727.0	$1,098.7	$379.5	$602.0	$7,117.7
Property operating expenses	(954.3)	(1,302.0)	(1,064.6)	(520.9)	(903.3)	(312.8)	(469.4)	(5,527.3)

Property EBITDA	364.6	348.8	276.2	206.1	195.4	66.7	132.6	1,590.4
Depreciation and amortization	(74.6)	(125.2)	(74.2)	(48.1)	(61.7)	(25.0)	(64.8)	(473.6)

Operating profit	290.0	223.6	202.0	158.0	133.7	41.7	67.8	1,116.8
Project opening costs and other items	(8.4)	(7.8)	175.0	(0.8)	(21.3)	(0.7)	(103.5)	32.5
Impairment of goodwill and other non-amortizing intangible assets	(1,121.4)	(514.5)	(328.9)	(49.0)	(617.1)	(217.5)	(896.8)	(3,745.2)
Income/(loss) on interests in non-consolidated affiliates	—	—	0.4	—	—	—	(2.4)	(2.0)
Corporate expense	—	—	—	—	—	—	(106.3)	(106.3)
Acquisition and integration costs	—	—	—	—	—	—	(24.0)	(24.0)
Amortization of intangible assets	(29.5)	(10.0)	(20.2)	—	(1.2)	(2.0)	(45.3)	(108.2)

(Loss)/income from operations	(869.3)	(308.7)	28.3	108.2	(505.9)	(178.5)	(1,110.5)	(2,836.4)

Interest expense, net of interest capitalized								(1,704.3)
Gains on early extinguishments of debt								742.1
Other income, including interest income								29.6

Loss from continuing operations before income taxes								(3,769.0)
Benefit for income taxes								378.5

Loss from continuing operations, net of tax								(3,390.5)
Discontinued operations, net of tax								90.4

Net loss								(3,300.1)
Less: net income attributable to non-controlling interests								(6.4)

Net loss attributable to Harrah’s Entertainment, Inc.								$(3,306.5)

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO

NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

(UNAUDITED)

	Predecessor
	Jan. 1, 2008 Through Jan. 27, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Net Revenues	$118.5	$125.8	$106.1	$55.8	$85.5	$26.8	$59.0	$577.5
Property operating expenses	(80.4)	(103.9)	(87.5)	(42.8)	(71.9)	(25.6)	(55.8)	(467.9)

Property EBITDA	38.1	21.9	18.6	13.0	13.6	1.2	3.2	109.6
Depreciation and amortization	(7.4)	(11.9)	(8.6)	(5.1)	(4.3)	(3.0)	(7.2)	(47.5)

Operating profit	30.7	10.0	10.0	7.9	9.3	(1.8)	(4.0)	62.1
Project opening costs and other items	—	(0.1)	0.6	—	—	—	(1.4)	(0.9)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Corporate expense	—	—	—	—	—	—	26.2	26.2
Acquisition and integration costs	—	—	—	—	—	—	(125.6)	(125.6)
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)

Income/(loss) from operations	29.7	8.0	10.1	7.7	8.7	(1.9)	(105.5)	(43.2)

Interest expense, net of interest capitalize								(89.7)
Other income, including interest income								5.1

Loss from continuing operations before income taxes								(127.8)
Benefit for income taxes								21.6

Loss from continuing operations, net of tax								(106.2)
Discontinued operations, net of tax								0.1

Net loss								(106.1)
Less: net income attributable to non-controlling interests								(1.4)

Net loss attributable to Harrah’s Entertainment, Inc.								$(107.5)

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

CALCULATION OF ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

In connection with the acquisition of the Company by affiliates of Apollo Global Management, LLC and TPG Capital, LP, eight of our properties and their related operating assets were spun off from Harrah’s Operating Company to Harrah’s Entertainment through a series of distributions, liquidations, transfers and contributions, collectively referred to as the “the CMBS Spin-Off.” The eight properties, as of the closing, are Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Showboat Atlantic City, Harrah’s Lake Tahoe, Harvey’s Lake Tahoe and Bill’s Lake Tahoe. Subsequent to the closing, Paris Las Vegas and Harrah’s Laughlin and their related operating assets were spun off from Harrah’s Operating Company and its subsidiaries to Harrah’s Entertainment, and Harrah’s Lake Tahoe, Harvey’s Lake Tahoe, Bill’s Lake Tahoe and Showboat Atlantic City and their related operating assets were transferred to subsidiaries of Harrah’s Operating Company from Harrah’s Entertainment (the “Post-Close CMBS Transaction”). The properties spun off from Harrah’s Operating Company and owned by Harrah’s Entertainment, whether at closing or after the subsequent transfer, are collectively referred to as “the CMBS properties.” We refer to the CMBS Spin-Off and the Post-Closing CMBS Transaction as the “CMBS Transactions.”

Also in connection with the acquisition by affiliates of Apollo and TPG, London Clubs International Limited (“London Clubs”) and its subsidiaries, with the exception of the subsidiaries related to the South Africa operations, became subsidiaries of Harrah’s Operating Company (“the London Clubs Transfer”). London Clubs and its subsidiaries were previously subsidiaries of Harrah Entertainment.

The following table reconciles Net loss attributable to Harrah’s Operating Company, Inc. to Adjusted EBITDA for the Successor period quarters ended December 31, 2009 and 2008.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC. TO ADJUSTED EBITDA

(UNAUDITED)

	Quarter Ended
(In millions)	Dec. 31, 2009	Dec. 31, 2008
Net loss attributable to Harrah’s Operating Company, Inc.	$(109.1)	$(2,979.0)
Interest expense, net	423.6	482.3
Benefit for income taxes	(193.6)	(191.9)
Depreciation and amortization	158.4	165.5

EBITDA (a)	279.3	(2,523.1)
Project opening costs, abandoned projects and development costs (b)	0.6	2.9
Acquisition and integration costs	—	1.0
Losses/(gains) on early extinguishments of debt (c)	1.8	(946.0)
Discontinued operations, net of tax	—	(1.9)
Net income attributable to non-controlling interests, net of distributions (d)	(1.6)	(3.3)
Impairment of goodwill and other non-amortizing intangible assets	12.3	3,745.2
Non-cash expense for stock compensation benefits (e)	2.7	2.9
Other non-recurring or non-cash items (f)	22.1	46.3

Adjusted EBITDA(g)	$317.2	$324.0

(a)	Amount will differ from amounts previously reported as the starting point has been changed from Income/(loss) from continuing operations to Net income/(loss) attributable to Harrah’s Operating Company, Inc.
(b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.
(c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(e)	Represents non-cash compensation expense related to stock options.
(f)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(g)	Does not include the full period estimated impact of newly completed construction projects or the cost savings yet-to-be realized from our newly identified and previously announced profitability improvement program.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET (LOSS)/INCOME ATTRIBUTABLE TO HARRAH’S OPERATING COMPANY, INC.

TO LTM ADJUSTED EBITDA

(UNAUDITED)

LTM Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating the covenant compliance under the indenture governing the senior notes, first lien notes, second lien notes and/or our senior secured credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of LTM Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles Net (loss)/income attributable to Harrah’s Operating Company, Inc. to LTM Adjusted EBITDA for the Successor period ended December 31, 2009, the Successor period from January 28, 2008 through December 31, 2009, and for the Predecessor period from January 1, 2008 through January 27, 2008. We have also combined the Successor and Predecessor periods’ results for the year ended December 31, 2008, in the presentation below because company management believes that it enables a meaningful presentation and comparison of results to the Successor period ended December 31, 2009.

	Successor	Predecessor	Successor	Combined
(In millions)	Year Ended Dec. 31, 2009	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Dec. 31, 2008	Jan. 1, 2008 Through Dec. 31, 2008
Net (loss)/income attributable to Harrah’s Operating Company, Inc.	$612.8	$(107.5)	$(3,306.5)	$(3,414.0)
Interest expense, net	1,646.2	85.7	1,675.4	1,761.1
(Benefit)/provision for income taxes	1,287.2	(21.6)	(378.5)	(400.1)
Depreciation and amortization	652.0	56.7	597.2	653.9

EBITDA(a)	4,198.2	13.3	(1,412.4)	(1,399.1)
Project opening costs, abandoned projects and development costs (b)	3.3	0.9	30.0	30.9
Acquisition and integration costs	0.3	125.6	24.0	149.6
(Gains)/losses on early extinguishments of debt (c)	(3,929.6)	—	(742.1)	(742.1)
Discontinued operations, net of tax	—	(0.1)	(90.4)	(90.5)
Net income attributable to non-controlling interests, net of distributions (d)	(1.8)	0.8	(7.2)	(6.4)
Impairment of goodwill and other non-amortizing intangible assets	1,178.9	—	3,745.2	3,745.2
Non-cash expense for stock compensation benefits (e)	12.0	1.7	12.1	13.8
Income from insurance claims for hurricane losses (f)	—	—	(185.4)	(185.4)
Other non-recurring or non-cash items (g)	89.3	0.8	130.1	130.9
Pro forma adjustment for new properties(h)	17.0			8.0
Pro forma adjustment for yet-to-be realized cost savings (i)	150.3			361.1

LTM adjusted EBITDA	$1,717.9			$2,016.0

(a)	Amount will differ from amounts previously reported as the starting point has been changed from Income/(loss) from continuing operations to Net income/(loss) attributable to Harrah’s Operating Company, Inc.
(b)	Represents (i) project opening costs incurred in connection with expansion and renovation projects at various properties; (ii) write-off of abandoned development projects; and (iii) non-recurring strategic planning and restructuring costs.

(c)	Represents (i) the difference between the net book value and cash paid for notes exchanged and retired for cash; (ii) the difference between the net book value of the old notes and the fair market value of new notes issued; and (iii) the write-off of historical unamortized deferred financing costs and unamortized market value premiums/discounts.
(d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.
(e)	Represents non-cash compensation expense related to stock options.
(f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.
(g)	Represents the elimination of other non-recurring or non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.
(h)	Represents the full period estimated impact of newly completed construction projects.
(i)	Represents the cost savings yet-to-be realized from our newly identified and previously announced profitability improvement program.

The following tables present the condensed combined statement of operations of Harrah’s Operating Company, Inc. for the quarter and full year ended December 31, 2009, the quarter ended December 31, 2008, the Successor period from January 28, 2008 through December 31, 2008, and the Predecessor period from January 1, 2008 through January 27, 2008, taking into consideration the CMBS Transactions and the London Clubs Transfer:

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED DEC. 31, 2009

(UNAUDITED)

(In millions)	HOC(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	Harrah’s Entertainment(c)
Revenues	$1,631.5	$467.6	$2,099.1
Property operating expenses	(1,298.8)	(357.2)	(1,656.0)
Depreciation and amortization	(127.2)	(39.9)	(167.1)

Operating profit	205.5	70.5	276.0
Project opening costs and other items	(21.8)	(8.2)	(30.0)
Impairment of goodwill and other non-amortizing intangible assets	(12.3)	—	(12.3)
Loss on interests in non-consolidated affiliates	(0.5)	(0.4)	(0.9)
Corporate expense	(18.2)	(20.8)	(39.0)
Acquisition and integration costs	—	—	—
Amortization of intangible assets	(28.2)	(14.9)	(43.1)

Income from operations	124.5	26.2	150.7
Interest expense, net of interest capitalized	(433.5)	(54.3)	(487.8)
(Losses)/gains on early extinguishment of debt	(1.8)	688.1	686.3
Other income, including interest income	9.9	0.2	10.1

(Loss)/income before income taxes	(300.9)	660.2	359.3
Income tax benefit/(provision)	193.6	(254.6)	(61.0)

Net (loss)/income	(107.3)	405.6	298.3
Less: net income attributable to non-controlling interests	(1.8)	(0.9)	(2.7)

Net (loss)/income attributable to Harrah’s Operating Company, Inc.	$(109.1)	$404.7	$295.6

(a)	Represents the financial information of HOC.
(b)	Represents the removal of (i) the financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, primarily, captive insurance companies and the CMBS properties; and (ii) accounts at Harrah’s Entertainment parent company.
(c)	Represents the financial information of Harrah’s Entertainment.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED DEC. 31, 2008

(UNAUDITED)

(In millions)	HOC(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	Harrah’s Entertainment (c)
Revenues	$1,752.8	$525.6	$2,278.4
Property operating expenses	(1,406.7)	(393.7)	(1,800.4)
Depreciation and amortization	(133.2)	(41.3)	(174.5)

Operating profit	212.9	90.6	303.5
Project opening costs and other items	(51.4)	(29.2)	(80.6)
Impairment of goodwill and other non-amortizing intangible assets	(3,745.2)	(1,744.4)	(5,489.6)
Loss on interests in non-consolidated affiliates	(0.8)	—	(0.8)
Corporate expense	(17.7)	(18.1)	(35.8)
Acquisition and integration costs	(1.0)	—	(1.0)
Amortization of intangible assets	(28.8)	(14.9)	(43.7)

Loss from operations	(3,632.0)	(1,716.0)	(5,348.0)
Interest expense, net of interest capitalized	(496.2)	(109.4)	(605.6)
Gain on early extinguishment of debt	946.0	—	946.0
Other income, including interest income	14.2	2.4	16.6

Loss before income taxes	(3,168.0)	(1,823.0)	(4,991.0)
Income tax benefit	191.9	20.9	212.8

Loss from continuing operations, net of tax	(2,976.1)	(1,802.1)	(4,778.2)
Discontinued operations, net of tax	1.9	—	1.9

Net loss	(2,974.2)	(1,802.1)	(4,776.3)
Less: net income attributable to non-controlling interests	(4.8)	(1.0)	(5.8)

Net loss attributable to Harrah’s Operating Company, Inc.	$(2,979.0)	$(1,803.1)	$(4,782.1)

(a)	Represents the financial information of HOC.
(b)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment parent company.
(c)	Represents the financial information of Harrah’s Entertainment.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE YEAR ENDED DEC. 31, 2009

(UNAUDITED)

(In millions)	HOC(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	Harrah’s Entertainment (c)
Revenues	$6,873.2	$2,034.2	$8,907.4
Property operating expenses	(5,276.0)	(1,477.8)	(6,753.8)
Depreciation and amortization	(523.5)	(160.4)	(683.9)

Operating profit	1,073.7	396.0	1,469.7
Project opening costs and other items	(74.8)	(36.7)	(111.5)
Impairment of goodwill and other non-amortizing intangible assets	(1,178.9)	(459.1)	(1,638.0)
Income/(loss) on interests in non-consolidated affiliates	0.4	(2.6)	(2.2)
Corporate expense	(74.5)	(76.2)	(150.7)
Acquisition and integration costs	(0.3)	—	(0.3)
Amortization of intangible assets	(115.2)	(59.6)	(174.8)

Loss from operations	(369.6)	(238.2)	(607.8)
Interest expense, net of interest capitalized	(1,678.5)	(214.0)	(1,892.5)
Gains on early extinguishment of debt	3,929.6	1,035.9	4,965.5
Other income, including interest income	32.0	1.0	33.0

Income before income taxes	1,913.5	584.7	2,498.2
Income tax provision	(1,287.2)	(364.6)	(1,651.8)

Net income	626.3	220.1	846.4
Less: net income attributable to non-controlling interests	(13.5)	(5.3)	(18.8)

Net income attributable to Harrah’s Operating Company, Inc.	$612.8	$214.8	$827.6

(a)	Represents the financial information of HOC.
(b)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, primarily, captive insurance companies and the CMBS properties, and (ii) accounts at Harrah’s Entertainment parent company.
(c)	Represents the financial information of Harrah’s Entertainment.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(SUCCESSOR)

FOR THE PERIOD FROM JAN. 28, 2008 THROUGH DEC. 31, 2008

(UNAUDITED)

(In millions)	HOC(a)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (b)	Harrah’s Entertainment (c)
Revenues	$7,117.7	$2,249.2	$9,366.9
Property operating expenses	(5,527.3)	(1,594.7)	(7,122.0)
Depreciation and amortization	(473.6)	(153.3)	(626.9)

Operating profit	1,116.8	501.2	1,618.0
Project opening costs and other items	32.5	(77.6)	(45.1)
Impairment of goodwill and other non-amortizing intangible assets	(3,745.2)	(1,744.4)	(5,489.6)
Loss on interests in non-consolidated affiliates	(2.0)	(0.1)	(2.1)
Corporate expense	(106.3)	(25.5)	(131.8)
Acquisition and integration costs	(24.0)	—	(24.0)
Amortization of intangible assets	(108.2)	(54.7)	(162.9)

Loss from operations	(2,836.4)	(1,401.1)	(4,237.5)
Interest expense, net of interest capitalized	(1,704.3)	(370.6)	(2,074.9)
Gain on early extinguishment of debt	742.1	—	742.1
Other income, including interest income	29.6	5.6	35.2

Loss before income taxes	(3,769.0)	(1,766.1)	(5,535.1)
Income tax benefit/(provision)	378.5	(18.1)	360.4

Loss from continuing operations, net of tax	(3,390.5)	(1,784.2)	(5,174.7)
Discontinued operations, net of tax	90.4	—	90.4

Net loss	(3,300.1)	(1,784.2)	(5,084.3)
Less: net income attributable to non-controlling interests	(6.4)	(5.6)	(12.0)

Net loss attributable to Harrah’s Operating Company, Inc.	$(3,306.5)	$(1,789.8)	$(5,096.3)

(a)	Represents the financial information of HOC.
(b)	Represents the removal of (i) financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies, the CMBS properties and South Africa interests; and (ii) accounts at Harrah’s Entertainment parent company.
(c)	Represents the financial information of Harrah’s Entertainment.

HARRAH’S OPERATING COMPANY, INC., A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(PREDECESSOR)

FOR THE PERIOD FROM JAN. 1, 2008 THROUGH JAN. 27, 2008

(UNAUDITED)

(In millions)	HOC Restructured	London Clubs Transfer(a)	CMBS Transactions(b)	Historical HOC(c)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(d)	Harrah’s Entertainment(e)
Revenues	$577.5	$(34.0)	$182.3	$725.8	$34.3	$760.1
Property operating expenses	(467.9)	34.0	(126.5)	(560.4)	(28.5)	(588.9)
Depreciation and amortization	(47.5)	1.6	(16.0)	(61.9)	(1.6)	(63.5)

Operating profit/(loss)	62.1	1.6	39.8	103.5	4.2	107.7
Project opening costs and other items	(0.9)	0.7	(4.5)	(4.7)	(0.7)	(5.4)
Income on interests in non-consolidated affiliates	0.5	—	—	0.5	—	0.5
Corporate expense	26.2	—	(34.7)	(8.5)	—	(8.5)
Acquisition and integration costs	(125.6)	—	—	(125.6)	—	(125.6)
Amortization of intangible assets	(5.5)	0.2	—	(5.3)	(0.2)	(5.5)

(Loss)/income from operations	(43.2)	2.5	0.6	(40.1)	3.3	(36.8)
Interest expense, net of interest capitalized	(89.7)	—	—	(89.7)	—	(89.7)
Other income/(expense) including interest income	5.1	(3.3)	(4.0)	(2.2)	3.3	1.1

(Loss)/income before income taxes	(127.8)	(0.8)	(3.4)	(132.0)	6.6	(125.4)
Income tax benefit/(provision)	21.6	(0.9)	1.2	21.9	4.1	26.0

(Loss)/income from continuing operations, net of tax	(106.2)	(1.7)	(2.2)	(110.1)	10.7	(99.4)
Discontinued operations, net of tax	0.1	—	—	0.1	—	0.1

Net (loss)/income	(106.1)	(1.7)	(2.2)	(110.0)	10.7	(99.3)
Less: net income attributable to non-controlling interests	(1.4)	0.9	(0.2)	(0.7)	(0.9)	(1.6)

Net (loss)/income attributable to Harrah’s Operating Company, Inc.	$(107.5)	$(0.8)	$(2.4)	$(110.7)	$9.8	$(100.9)

(a)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.
(b)	Reflects the removal of the operating results of the CMBS properties, pursuant to the CMBS Transactions in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $34.7 million that was unallocated at January 27, 2008. Following the Acquisition, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.
(c)	Represents the historical financial information of HOC.
(d)	Represents the removal of (i) the financial information of all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment parent company.
(e)	Represents the financial information of Harrah’s Entertainment.